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                                                                   Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K/A of our report dated January 30, 2001 (except with respect to the matters discussed in Note 15, as to which the date is March 5, 2001) included in the Company's previously filed Form 10-K, into the Company's previously filed Registration Statement File No. 333-54524.



                                                 /s/ Arthur Andersen LLP

Boston, Massachusetts
February 6, 2002